EXHIBIT 32.1

906 CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. § 1350, that:

(1)    The accompanying Annual Report on Form 10-K for the period ended August 31, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 26, 2004	/s/ David H. Roche

President and Chief Executive Officer

/s/ Steven M. Caspers

Executive Vice President and Chief Financial Officer

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